UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 26, 2002

           PIVOTAL CORPORATION
(Exact name of registrant as specified in its charter)

           British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-26867 Commission File Number	NOT APPLICABLE (I.R.S. Employer Identification No.)

700 - 858 Beatty Street
                Vancouver, B.C., Canada V6B 1C1
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:   (604) 699-8000

                                             Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.  FD Disclosure

Attached as an exhibit to this report is the Notice of Annual General Meeting and Management Information Circular and Form of Proxy for the Company's Annual General Meeting to be held on Tuesday, November 26, 2002. Such exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOTAL CORPORATION

Dated: November 25, 2002	By: /s/ Andre Beaulieu Andre Beaulieu General Counsel

EXHIBIT INDEX

Exhibit Number 99.1	Description Notice of Annual General Meeting and Management Information Circular and Form of Proxy